Exhibit 10.7

THIRD AMENDMENT TO “REAL ESTATE PURCHASE AGREEMENT

AND ESCROW INSTRUCTIONS”

THIS THIRD AMENDMENT TO REAL ESTATE PURCHASE AGREEMENT AND ESCROW INSTRUCTIONS (this “Third Amendment”) is entered into as of July 26, 2011, by and between HESPERIA – MAIN STREET, LLC, a California limited liability company (“Seller”), and TNP SRT TOPAZ MARKETPLACE, LLC, a Delaware limited liability company (“Buyer”).

RECITALS

WHEREAS, Seller and TNP Acquisitions, LLC, a Delaware limited liability company (“Original Buyer”) entered into that certain Real Estate Purchase Agreement and Escrow Instructions dated April 29, 2011 (the “Original Agreement”), as amended by that certain First Amendment thereto dated June 1, 2011 (the “First Amendment”), that certain Buyer’s Final Approval Notice dated June 10, 2011 (the “Approval Notice”), and that certain Second Amendment thereto dated July 15, 2011 (the “Second Amendment”, and together with the Original Agreement, the First Amendment and the Approval Notice, the “Agreement”), with respect to the real property and improvements located in Hesperia, California, commonly known as 14101, 14135, and 14177 Main Street, Hesperia, California 92345, and improved with an approximate 53,259 square foot retail shopping complex, altogether as more particularly described on Exhibit “A” to the Original Agreement (the “Property”);

WHEREAS, Original Buyer assigned all of its right title and interest under the Agreement to Buyer, pursuant to that certain Assignment and Assumption of Real Estate Purchase Contract and Escrow Instructions, dated as of June 18, 2011 (the “Assignment”);

WHEREAS, the Assignment was pursuant to and authorized by Section 9.3 of the Original Agreement, however, pursuant to said Section 9.3, the Assignment has not relieved Original Buyer of its liabilities and obligations under the Agreement;

WHEREAS, the Closing under the Agreement, originally scheduled for June 20, 2011, was extended to July 19, 2011 and later extended to August 1, 2011 (the “Closing Date”);

WHEREAS, Buyer and Seller are now desirous of further extending the Closing Date and to making certain other amendments and modifications to the Agreement, as more particularly provided below.

AGREEMENT

NOW, THEREFORE, in consideration of the promises and mutual agreements contained herein, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto do hereby agree as set forth below. Capitalized terms used herein and not otherwise defined shall have the meanings ascribed to them in the Agreement.

1. Extension of Closing Date. The Closing Date is hereby extended to August 31, 2011.

2. Deposit and Escrow.

2.1. By no later than 5 pm on Wednesday, July 27, 2011, Escrow Agent shall deliver to Seller by wire transfer, and without need for additional instructions from Buyer, the Deposit. Buyer shall execute and deliver to Escrow Agent any supplemental escrow instructions required by Escrow Agent to allow Escrow Agent to timely release the Deposit to Seller.

2.2. By no later than 5 pm on Monday, August 1, 2011, Buyer shall deliver to Escrow Agent, by wire transfer, the additional sum of $270,000 (the “Second Additional Deposit”). By no later than 5 pm on Tuesday, August 2, 2011, Escrow Agent shall deliver to Seller by wire transfer, and without need for additional instructions from Buyer, the Second Additional Deposit. Buyer shall execute and deliver to Escrow Agent any supplemental escrow instructions required by Escrow Agent to allow Escrow Agent to timely release the Second Additional Deposit to Seller.

2.3. As to the Second Additional Deposit: (i) the sum of $250,000 shall be credited against and applied to the Purchase Price on the Closing Date, and shall be deemed additional liquidated damages to Seller should the Closing fail to occur due to Buyer’s default; and (ii) the sum of $20,000 shall be deemed additional consideration to Seller for entering into this Third Amendment (and reimbursement for Seller’s time and effort and costs and expenses incurred), and said $20,000 shall be non-refundable to Buyer and retained by Seller as its sole property, and not credited against nor applied to the Purchase Price on the Closing Date. Should Escrow Agent fail to receive the entire Second Additional Deposit from Buyer by 5 pm on August 1, 2011, Buyer shall be deemed to be default under the Agreement and this Third Amendment, the Escrow shall be cancelled, the Agreement and this Third Amendment shall terminate (except for those provisions that expressly survive the termination of the Agreement and this Third Amendment), and Seller shall retain the previously delivered Deposit for its own account as liquidated damages. Upon Seller’s receipt of the Deposit and Second Additional Deposit, such sums shall be nonrefundable to Buyer unless a Closing fails to occur due to Seller’s breach or default under or as otherwise provided in the Agreement as amended by this Third Amendment, in which event: (i) the Deposit plus the entire Second Additional Deposit shall be refundable to Buyer in event a Closing fails to occur due to Seller’s default, or (ii) the Deposit plus $250,000 of the Second Additional Deposit shall be refundable to Buyer in the event a Closing fails to occur for a reason otherwise provided in the Agreement as amended by this Third Amendment (for example, a Material Adverse Change in the physical condition of the Property).

3. Buyer’s Default. Section 6.1 of the Original Agreement is hereby deleted and the following shall be substituted:

BUYER’S DEFAULT. IF THE SALE CONTEMPLATED BY THE AGREEMENT AND THIRD AMENDMENT IS NOT CONSUMMATED BECAUSE OF A DEFAULT BY BUYER IN ITS OBLIGATION TO PURCHASE THE PROPERTY IN ACCORDANCE WITH THE TERMS OF THE AGREEMENT AS AMENDED BY THE THIRD AMENDMENT, THEN: (A) THE AGREEMENT AND THIRD AMENDMENT SHALL TERMINATE; (B) THE DEPOSIT PLUS $250,000 OF THE SECOND ADDITIONAL DEPOSIT PREVIOUSLY PAID TO SELLER SHALL BE RETAINED BY SELLER AS

LIQUIDATED DAMAGES; AND (C) SELLER AND BUYER SHALL HAVE NO FURTHER OBLIGATIONS TO EACH OTHER EXCEPT THOSE THAT SURVIVE THE TERMINATION OF THE AGREEMENT AND THIRD AMENDMENT. BUYER AND SELLER ACKNOWLEDGE THAT THE DAMAGES TO SELLER IN THE EVENT OF A BREACH OF THE AGREEMENT AND THIRD AMENDMENT BY BUYER WOULD BE DIFFICULT OR IMPOSSIBLE TO DETERMINE, THAT THE AMOUNT OF THE DEPOSIT PLUS $250,000 OF THE SECOND ADDITIONAL DEPOSIT PLUS INTEREST REPRESENTS THE PARTIES’ BEST AND MOST ACCURATE ESTIMATE OF THE DAMAGES THAT WOULD BE SUFFERED BY SELLER IF THE TRANSACTION SHOULD FAIL TO CLOSE AND THAT SUCH ESTIMATE IS REASONABLE UNDER THE CIRCUMSTANCES EXISTING AS OF THE DATE OF THE THIRD AMENDMENT AND UNDER THE CIRCUMSTANCES THAT SELLER AND BUYER REASONABLY ANTICIPATE WOULD EXIST AT THE TIME OF SUCH BREACH. BUYER AND SELLER AGREE THAT SELLER’S RIGHT TO RETAIN THE DEPOSIT PLUS $250,000 OF THE SECOND ADDITIONAL DEPOSIT TOGETHER WITH ANY INTEREST AND EARNINGS EARNED THEREON SHALL BE SELLER’S SOLE REMEDY, AT LAW AND IN EQUITY, FOR BUYER’S FAILURE TO PURCHASE THE PROPERTY IN ACCORDANCE WITH THE TERMS OF THE AGREEMENT AND THIRD AMENDMENT. HOWEVER, NOTHING IN THIS SECTION SHALL (i) PREVENT OR PRECLUDE SELLER’S RECOVERY OF REASONABLE ATTORNEYS’ FEES OR OTHER COSTS INCURRED BY SELLER PURSUANT TO SECTION 9.8 OF THE ORIGINAL AGREEMENT, OR (ii) IMPAIR OR LIMIT THE EFFECTIVENESS OR ENFORCEABILITY OF BUYER’S INDEMNIFICATION OBLIGATIONS CONTAINED IN THE ORIGINAL AGREEMENT. SELLER HEREBY WAIVES ANY RIGHT TO AN ACTION FOR SPECIFIC PERFORMANCE OF ANY PROVISIONS OF THIS AGREEMENT.

INITIALS	RH SELLER	JM BUYER

4. Tenant Estoppels and SNDAs. Buyer acknowledges and agrees that Seller has fully satisfied Seller’s obligations under Sections 5.4.3 and 5.4.4 of the Original Agreement to deliver to Buyer Tenant Estoppels and SNDAs from its Tenants.

5. Miscellaneous. Time is of the essence with respect to the parties’ respective duties and obligations under the Agreement and this Third Amendment. Except as specifically modified by this Third Amendment, the terms and conditions of the Agreement shall, as amended hereby, continue in full force and effect. This Third Amendment may be executed in any number of counterparts and it shall be sufficient that the signature of each party appear on one or more such counterparts. All counterparts shall collectively constitute a single agreement. In order to expedite the execution and effectiveness of this Third Amendment, signatures may be delivered and exchanged by email (pdf scan), or by facsimile.

[SEE SIGNATURES ON FOLLOWING PAGE >>>]

IN WITNESS WHEREOF, the parties hereto have executed this Third Amendment as of the date first written above.

SELLER:	Hesperia – Main Street, LLC, a California limited liability company,

	By:	/s/ Robert Herscu
	Name:	Robert Herscu, Manager

BUYER:

TNP SRT Topaz Marketplace, LLC, a Delaware limited liability company

By:	TNP Strategic Retail Operating Trust, L.P.,
a Delaware limited partnership
Its:	Sole Member

By: TNP Strategic Retail Trust, Inc., a Maryland corporation
Its: General Partner

	By:	/s/ Jack Maurer
	Name:	Jack Maurer
Title:

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